UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 1, 2004

Herbalife International Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-15712	22-2695420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East,
Los Angeles, CA		90067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 410-9600

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 1, 2004, the Registrant issued a press release announcing the filing of a registration statement on Form S-1 for a proposed initial public offering by WH Holdings (Cayman Islands) Ltd. of up to $345 million of newly issued common shares.

A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.
None.

(b) Pro Forma Financial Information.
None.

(c) Exhibits.

99.1     Press release issued by WH Holdings (Cayman Islands) Ltd. and Herbalife International Inc. on October 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBALIFE INTERNATIONAL INC.

Date: October 4, 2004	/s/ BRETT R. CHAPMAN
Brett R. Chapman
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by WH Holdings (Cayman Islands) Ltd. and Herbalife International Inc. on October 1, 2004.